April 21, 2022 Q1 2022 – Supplemental Information Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitations) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Recognitions and Rankings 3 South Florida-based Community Bank based on assets, South Florida Business Journal, October 2021 # 1 Largest Florida-based Bank based on assets, Florida Business Journals, December 2020 # 3 South Florida Business Journal, June 2021 Healthiest Employer in South Florida,#1 100 Healthiest Workplaces in America, Springbuk, October 2021 #13 Superior rating by BauerFinancial consecutively since its inception Newsweek, March 2022 #4 America’s Most Trusted companies (Banking),

Financial Highlights

Quarterly Snapshot 5 Operating results Loans and Deposits Asset Quality Capital • Net income for the quarter of $67.2 million and EPS of $0.79 • NIM expanded by 6bps to 2.50% • 22% YoY increase in deposit service charge revenue • Earnings impacted by $10.5 million decline in fair value of preferred stock investments • Total loans, excluding PPP runoff, declined by $227 million, while average loans, excluding PPP, grew by $586 million • Non-interest bearing demand deposits grew by $688 million to 34% of total deposits • Total deposits declined by $897 million • Average cost of total deposits of 0.17% for the quarter; “Spot” APY on total deposits was 0.16% at March 31, 2022 • Total criticized and classified loans declined by $280 million • NPA ratio improved to 0.42% from 0.58%; guaranteed portion of SBA loans included in NPAs was 0.12% of total assets • During Q1 2022, we repurchased $82.1 million of common stock • Increased the quarterly dividend by $0.02 or 9% • CET1 ratios of 12.5% at the holding company and 14.5% at the bank at March 31, 2022 • At March 31, 2022, book value per share and tangible book value per share were $34.04 and $33.12, respectively

Highlights from First Quarter Earnings

BankUnited

($ in millions, except per share data)	Q1 22	Q4 21	Q1 21	Change From Q4 21	Change From Q1 21	Key Highlights
Net Interest Income	$209	$206	$196	$3	$12	
Provision for (Recovery of) Credit Losses	$8	$0.2	($28)	$8	$36	
Total Non-interest Income	$14	$46	$30	($31)	($16)	$11 million loss on certain preferred stock investments in Q1; $18 million gain on sale of a pool of residential loans in Q4
Total Non-interest Expense	$126	$188	$123	($62)	$3	$59 million in notable expense items in Q4
Net Income	$67	$125	$99	($58)	($32)	$69 million in discrete income tax benefits in Q4 2021
EPS	$0.79	$1.41	$1.06	($0.62)	($0.27)	
Period-end Loans	$23,370	$23,765	$23,361	($395)	$9	
Period-end Non-interest DDA	$9,663	$8,976	$7,966	$688	$1,698	21% YoY non-interest DDA growth;
Period-end Deposits	$28,541	$29,438	$27,732	($897)	$809	
CET1	12.5%	12.6%	13.2%	(0.1%)	(0.7%)	
Total Capital	14.3%	14.3%	15.2%	-	(0.9%)	
Yield on Loans	3.36%	3.50%	3.58%	(0.14%)	(0.22%)	
Cost of Deposits	0.17%	0.19%	0.33%	(0.02%)	(0.16%)	
Net Interest Margin	2.50%	2.44%	2.39%	0.06%	0.11%	
Non-performing Assets to Total Assets (1)	0.42%	0.58%	0.67%	(0.16%)	(0.25%)	
Allowance for Credit Losses to Total Loans	0.54%	0.53%	0.95%	0.01%	(0.41%)	
Net Charge-offs to Average Loans (2)	0.15%	0.29%	0.17%	(0.14%)	(0.02%)	

(1) Includes guaranteed portion of non-accrual SBA loans.
(2) Annualized for the periods ended March 31, 2022 and March 31, 2021.

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Transformed Deposit mix ($ in millions) 7 $6,335 $6,820 $7,347 $4,807 $3,384 $2,976 $10,715 $11,262 $10,622 $12,660 $13,369 $13,030 $1,758 $1,771 $2,131 $3,020 $3,709 $2,872 $3,071 $3,621 $4,295 $7,009 $8,976 $9,663$21,879 $23,474 $24,395 $27,496 $29,438 $28,541 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 3/31/22 Non-interest Demand Interest Demand Money Market / Savings Time Non-interest bearing demand deposits have grown at a compound annual growth rate of 43% since December 31, 2019 Quarterly Cost of Deposits 0.94% 1.52% 1.48% 0.43% 0.19% 0.17% Non-interest bearing as % of Total Deposits 14.0% 15.4% 17.6% 25.5% 30.5% 33.9% We have successfully priced down our deposit portfolio since the Fed began lowering interest rates in late 2019 Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At December 31, 2020 At December 31, 2021 At March 31, 2022 Total non-maturity deposits 1.11% 0.29% 0.14% 0.14% Total interest-bearing deposits 1.71% 0.48% 0.23% 0.24% Total deposits 1.42% 0.36% 0.16% 0.16%

Prudently Underwritten and Well-Diversified Loan Portfolio At March 31, 2022 ($ in millions) 8 Loan Portfolio Over Time CRE C&I Lending Subs Residential Loan Product Type $4,949 $5,661 $6,348 $8,368 $8,613 $7,501 $7,493 $6,896 $5,702 $5,534 $6,478 $6,718 $6,448 $6,735 $6,858 $782 $249 $80 $432 $768 $1,259 $1,092 $701 $2,617 $2,515 $2,133 $1,619 $1,584$21,977 $23,155 $23,866 $23,765 $23,370 12/31/18 12/31/19 12/31/20 12/31/21 3/31/22 Residential CRE C&I PPP Mortgage Warehouse Lending Lending Subs Non-owner Occupied 78% Multi- family 19% Construction and Land 3% Pinnacle 59% Bridge - Franchise 19% Bridge - Equipment 22% Commercial and Industrial 72% Owner Occupied 28% 30 Yr Fixed 28% 15 & 20 Year Fixed 14% 10/1 ARM 12% 5/1 & 7/1 ARM 22% Formerly Covered 1% Govt Insured 23%

Allowance for Credit Losses

CECL Methodology

BankUnited

Underlying Principles

- The ACL under CECL represents management's best estimate at the balance sheet date of expected credit losses over the life of the loan portfolio.
- Required to consider historical information, current conditions and a reasonable and supportable economic forecast.
- For most portfolio segments, BankUnited uses econometric models to project PD, LGD and expected losses at the loan level and aggregates those expected losses by segment.
- Qualitative adjustments may be applied to the quantitative results.
- Accounting standard requires an estimate of expected prepayments which may significantly impact the lifetime loss estimate.

Economic Forecast

- Our ACL estimate was informed by Moody's economic scenarios published in March 2022.
    - Unemployment at 3.7% for Q2 2022, steadily declining to 3.5% through end of 2022 and 3.4% throughout 2023.
    - Annualized growth in GDP at 4.8% for Q2 2022, normalizing to an average of 3.4% and 3.2% for 2022 and 2023.
    - VIX trending at stabilized levels through the forecast horizon.
    - S&P 500 averaging 4,200 through the R&S period.
- 2 year reasonable and supportable forecast period.

Key Variables

- The models ingest numerous national, regional and MSA level economic variables and data points. Economic data and variables to which portfolio segments are most sensitive:
    - Commercial
        - Market volatility index
        - S&P 500 index
        - Unemployment rate
        - A variety of interest rates and spreads
    - CRE
        - Unemployment
        - CRE property forecast
        - 10-year treasury
        - Baa corporate yield
        - Real GDP growth
    - Residential
        - HPI
        - Unemployment rate
        - Real GDP growth
        - Freddie Mac 30-year rate

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Drivers of Change in the ACL 11 ACL 12/31/21 ACL 3/31/22 Portfolio Changes and Migration Economic Forecast Net Charge- Offs Change in Qualitative Overlay ($ in millions) % of Total Loans 0.53% 0.54% • Risk rating migration • Changes in specific reserves • New loans • Exits/runoff • Portfolio seasoning • Changes in borrower financial condition • Portfolio composition changes • Current market adjustment • Changes to forward path of economic forecast • Additional qualitative overlay related to economic uncertainty re: fiscal and monetary policy and geopolitical events Assumption Changes

Allocation of the ACL

BankUnited

($ in millions)

	December 31, 2020		December 31, 2021		March 31, 2022	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Residential and other consumer	$ 18.7	0.29%	$ 9.2	0.11%	$ 9.0	0.10%
Commercial:						
Commercial real estate	104.6	1.52%	28.1	0.49%	23.9	0.43%
Commercial and industrial	91.0	1.07%	68.7	0.85%	75.3	0.99%
Pinnacle	0.3	0.03%	0.2	0.02%	0.1	0.01%
Franchise finance	36.3	6.61%	16.7	4.90%	14.4	4.71%
Equipment finance	6.4	1.34%	3.6	1.00%	2.7	0.78%
Total commercial	238.6	1.36%	117.3	0.76%	116.4	0.79%
Allowance for credit losses[(2)]	**$ 257.3**	1.08%	**$ 126.5**	0.53%	**$ 125.4**	0.54%

Asset Quality Ratios	December 31, 2020	December 31, 2021	March 31, 2022
Non-performing loans to total loans [(1)]	1.02%	0.87%	0.65%
Non-performing assets to total assets [(1)]	0.71%	0.58%	0.42%
Allowance for credit losses to non-performing loans [(1)]	105.26%	61.41%	83.17%
Net charge-offs to average loans [(3)]	0.26%	0.29%	0.15%

(1) Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $41.9 million, $46.1 million, and $51.3 million or 0.18%, 0.19%, and 0.22%, of total loans and 0.12%, 0.13%, and 0.15% of total assets, at March 31, 2022, December 30, 2021, and December 31, 2020, respectively.

(2) ACL to total loans, excluding government insured residential loans, PPP loans and MWL, which carry nominal or no reserves, was 0.61%, 0.62%, and 1.26% at March 31, 2022, December 31, 2021, and December 31, 2020, respectively. See section entitled "Non-GAAP Financial Measures" on page 28.

(3) Annualized for the period ended March 31, 2022.

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Loan Portfolio and Credit

Loan Portfolio – Geographic Distribution At March 31, 2022 Commercial (1) Residential CRE (1) Includes PPP, MWL, BFG and Pinnacle 14 FL 39% NY Tri-State Area 23% Other 38% CA 32% FL 7% NY 21% Other 40% FL 59% NY Tri-State Area 32% Other 9%

Loan Portfolio – Granular, Diversified Commercial & Industrial Portfolio
At March 31, 2022

BankUnited

($ in millions)

- Includes $1.9 billion of owner-occupied real estate
- Some key observations:
  - Educational services – well established private colleges, universities and high schools
  - Transportation and warehousing – cruise lines, aviation authorities, logistics
  - Health care – larger physician practice management companies, HMO's, mental health & substance abuse; no small practices
  - Arts and entertainment – stadiums, professional sports teams, gaming
  - Accommodation and food services – time share, direct food services businesses and concessionaires

Industry	Balance[1]	Commitment	% of Portfolio
Finance and Insurance	$ 1,162	$ 2,152	16.9%
Educational Services	673	731	9.8%
Wholesale Trade	669	913	9.8%
Health Care and Social Assistance	488	671	7.1%
Transportation and Warehousing	459	548	6.7%
Manufacturing	439	647	6.4%
Information	415	634	6.1%
Real Estate and Rental and Leasing	404	724	5.9%
Utilities	317	416	4.6%
Construction	292	465	4.3%
Retail Trade	281	345	4.1%
Other Services (except Public Administration)	231	305	3.4%
Professional, Scientific, and Technical Services	229	335	3.3%
Public Administration	202	217	2.9%
Accommodation and Food Services	181	229	2.6%
Administrative and Support and Waste Management	172	231	2.5%
Arts, Entertainment, and Recreation	164	191	2.4%
Other	79	95	1.2%
	$ 6,857	**$ 9,849**	**100.0%**

(1) Excludes PPP loans

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Loan Portfolio – Commercial Real Estate by Property Type At March 31, 2022 • Commercial real estate loans are secured by income-producing, non-owner occupied properties, typically with well capitalized middle market sponsors. • All non-performing hotel loans are in the SBA portfolio. • NY commercial real estate portfolio contains $119 million of mixed-used properties; $55 million included in the table above in multi-family, $46 million in retail and $18 million in office. ($ in millions) 16 Property Type Balance FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Non- Performing Special Mention Classified Office 1,827$ 60% 25% 15% 2.43 65.3% 1$ 31$ 73$ Multifamily 1,157 43% 55% 2% 2.18 56.4% 11 - 187 Retail 1,012 58% 34% 8% 1.84 64.1% 9 - 112 Warehouse/Industrial 895 67% 21% 12% 2.41 58.4% - - 1 Hotel 505 82% 10% 8% 1.69 58.3% 14 1 136 Other 138 58% 26% 16% 2.42 51.6% 7 - 17 5,534$ 59% 32% 9% 2.20 61.1% 42$ 32$ 526$

Credit Quality – Residential At March 31, 2022 High quality residential portfolio consists of primarily prime jumbo mortgages with de-minimis charge- offs since inception as well as fully government insured assets FICO Distribution(1) Breakdown by LTV(1) Breakdown by Vintage(1) (1) Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination. 17 <720 or NA 9% 720-759 18% >759 73% Prior 24% 2018 3% 2019 6% 2020 15% 2021 48% 2022 4% 60% or less 38% 61% - 70% 26% 71% - 80% 35% More than 80% 1%

Asset Quality Metrics Non-performing Loans to Total Loans Non-performing Assets to Total Assets Net Charge-offs to Average Loans(1) (1) YTD net charge-offs, annualized at March 31, 2022. 18 0.88% 1.02% 0.87% 0.65% 0.68% 0.80% 0.68% 0.47% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 12/31/19 12/31/20 12/31/21 3/31/22 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 0.63% 0.71% 0.58% 0.42% 0.49% 0.56% 0.45% 0.30% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 12/31/19 12/31/20 12/31/21 3/31/22 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 0.05% 0.26% 0.29% 0.15% 0.00% 0.20% 0.40% 0.60% 12/31/19 12/31/20 12/31/21 3/31/2022 • Loans currently under short-term deferral or modified under the CARES Act totaled $149 million at March 31, 2022, down from a total of $205 million at December 31, 2021. • All commercial loans that have rolled off of CARES Act modifications have paid off or resumed regular payments.

Non-Performing Loans by Portfolio Segment ($ in millions) (1) Includes the guaranteed portion of non-accrual SBA loans totaling $41.9 million, $46.1 million, $51.3 million, and $45.7 million at March 31, 2022, December 31, 2021, December 31, 2020, and December 31, 2019, respectively. $19 $29 $29 $20 $18 $36 $19 $9 $6 $24 $11 $11 $65 $43 $58 $32 $21 $14 $45 $33 $28 $62 $67 $56 $51 $205 $244 $206 $151 12/31/19 12/31/20 12/31/21 3/31/22 Residential and Other Consumer CRE Multifamily C&I Equipment Franchise SBA(1) 19

Criticized and Classified Loans ($ in millions) Commercial Real Estate Commercial & Industrial (1) Franchise Finance(3) Equipment Finance SBA(2) (1) Substandard non-accruing and doubtful includes $6.8 million and $27.8 million of loans rated doubtful at March 31, 2022 and December 31, 2021, respectively. (2) Includes the guaranteed portion of non-accrual SBA loans totaling $41.9 million, $46.1 million, $51.3 million, $45.7 million, at March 31, 2022, December 31, 2021, December 31, 2020, and December 31, 2019, respectively. (3) Substandard non-accruing and doubtful includes $20.0 million of loans rated doubtful at both March 31, 2022 and December 31, 2021. $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 3/31/22 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 3/31/22 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 3/31/22 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 3/31/22 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 3/31/22 20

Criticized and Classified – CRE by Property Type ($ in millions) Office Multifamily Retail Warehouse/Industrial Hotel Other $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 21

Criticized and Classified – BFG Franchise Finance ($ in millions) Restaurant Concepts(1) Fitness Concepts Other $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/19 12/31/20 12/31/21 3/31/22 $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/19 12/31/20 12/31/21 3/31/22 $0 $20 $40 $60 $80 $100 $120 $140 $160 12/31/19 12/31/20 12/31/21 3/31/22 22 (1) Substandard non-accruing and doubtful includes $20.0 million of loans rated doubtful at both December 31, 2021 and March 31, 2022.

Asset Quality – Delinquencies ($ in millions) Commercial(1) CRE Residential (2) (1) Includes lending subsidiaries (2) Excludes government insured residential loans. $0 $20 $40 $60 $80 $100 $120 $140 12/31/19 12/31/20 12/31/21 3/31/22 $0 $20 $40 $60 $80 $100 $120 $140 12/31/19 12/31/20 12/31/21 3/31/22 $0 $20 $40 $60 $80 $100 $120 $140 12/31/19 12/31/20 12/31/21 3/31/22 23

Investment Portfolio

25 Investment Securities AFS ($ in thousands) Portfolio Composition Ratings Distribution NR 1% Gov 30% AAA 59% AA 7% A 3% US Government and agency 30% Private label RMBS and CMOs 26% Private label CMBS 26% Residential real estate lease- backed securities 5% CLO 10% State Municipal Obligations 2% Other 1% Portfolio Net Unrealized Gain(Loss) Fair Value Net Unrealized Gain(Loss) Fair Value Net Unrealized Gain(Loss) Fair Value US Government and agency 24,682$ 3,025,775$ (3,939)$ 3,249,950$ (56,692)$ 3,150,849$ Private label RMBS and CMOs 15,713 998,603 (10,716) 2,149,420 (119,128) 2,708,041 Private label CMBS 12,083 2,526,354 (680) 2,604,010 (40,945) 2,711,986 Residential real estate lease-backed securities 14,819 650,888 2,123 476,968 (12,242) 493,869 CLOs (8,450) 1,140,274 (931) 1,078,286 (6,740) 1,072,480 State and Municipal Obligations 21,966 235,709 16,559 222,277 2,359 207,279 Other 4,822 484,806 1,419 152,510 (1,884) 117,398 85,635$ 9,062,409$ 3,835$ 9,933,421$ (235,272)$ 10,461,902$ December 31, 2020 March 31, 2022December 31, 2021

26 Investment Securities – Asset Quality of Select Non-Agency Securities At March 31, 2022 Strong credit enhancement levels on Private Label RMBS and CMBS Private Label RMBS Private Label CMBS AAA 84% AA 11% A 5% Rating Min Max Avg AAA 30.0 88.5 44.3 7.4 AA 28.5 92.5 40.1 7.8 A 23.7 69.0 32.4 6.7 Wtd. Avg. 29.5 88.0 43.3 7.4 Subordination Wtd. Avg. Stress Scenario Loss Rating Min Max Avg AAA 2.9 81.5 17.2 2.3 AA 19.9 30.4 23.0 5.4 A 18.3 20.7 18.5 5.4 Wtd. Avg. 3.7 78.6 17.3 2.5 Subordination Wtd. Avg. Stress Scenario Loss AAA 95% AA 1% A 4%

Non-GAAP Financial Measures

28 Non-GAAP Financial Measures (continued) ACL to total loans, excluding government insured residential loans, PPP and MWL is a non-GAAP financial measure. Management believes this measure is relevant to understanding the adequacy of the ACL coverage, excluding the impact of loans which carry nominal or no reserves. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions and is a measure cited by analysts. The following table reconciles the non- GAAP financial measurement of ACL to total loans, excluding government insured residential loans, PPP loans and MWL to the comparable GAAP financial measurement of ACL to total loans at the dates indicated (dollars in thousands): March 31, 2022 December 31, 2021 December 31, 2020 Total loans (GAAP) 23,370,029$ 23,765,053$ 23,866,042$ Less: Government insured residential loans 1,938,479 2,023,221 1,419,074 Less: PPP loans 80,296 248,505 781,811 Less: MWL 701,172 1,092,133 1,259,408 Total loans, excluding government insured residential loans, PPP loans and MWL (non-GAAP) 20,650,082$ 20,401,194$ 20,405,749$ ACL 125,443$ 126,457$ 257,323$ ACL to total loans (GAAP) 0.54% 0.53% 1.08% ACL to total loans, excluding government insured residential loans, PPP loans and MWL (non-GAAP) 0.61% 0.62% 1.26%

29 Non-GAAP Financial Measures Tangible book value per common share is a non-GAAP financial measure. Management believes this measure is relevant to understanding the capital position and performance of the Company. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions as it is a metric commonly used in the banking industry. The following table reconciles the non-GAAP financial measurement of tangible book value per common share to the comparable GAAP financial measurement of book value per common share at March 31, 2022 (in thousands except share and per share data): March 31, 2022 Total stockholders’ equity (GAAP) 2,861,232$ Less: goodwill 77,637 Tangible stockholders’ equity (non-GAAP) 2,783,595$ Common shares issued and outstanding 84,052,021 Book value per common share (GAAP) 34.04$ Tangible book value per common share (non-GAAP) 33.12$